UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2017

CU BANCORP

(Exact Name of Registrant as Specified in Its Charter)

California (State or Other Jurisdiction of Incorporation)	001-35683 (Commission File Number)	99-0779788 (IRS Employer Identification No.)

818 West 7th Street, Suite 220 Los Angeles, California (Address of Principal Executive Offices)	90017 (ZIP Code)

(213) 430-7000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Introductory Note

On October 20, 2017, pursuant to the Agreement and Plan of Merger, dated as of April 5, 2017 (the “Merger Agreement”), between PacWest Bancorp, a Delaware corporation (“PacWest”), and CU Bancorp, a California corporation (the “Company”), the Company merged with and into PacWest with PacWest continuing as the surviving corporation (the “Merger”).

Item 2.01. Completion of Acquisition or Disposition of Assets.

As referenced above, on October 20, 2017, pursuant to the Merger Agreement, the Company merged with and into PacWest with PacWest continuing as the surviving corporation. Immediately after the Merger, California United Bank, a wholly owned bank subsidiary of the Company, merged with and into Pacific Western Bank, a wholly owned bank subsidiary of PacWest, with Pacific Western Bank continuing as the surviving bank.

Pursuant to the terms and conditions set forth in the Merger Agreement, each outstanding Company common share, no par value per share (“Company Common Shares”) (other than (i) shares held by PacWest or any direct or indirect wholly owned subsidiary of PacWest or by the Company or any direct or indirect wholly owned subsidiary of the Company, other than those held in a fiduciary capacity or as a result of debts previously contracted, and (ii) any dissenting shares), was converted into the right to receive $12.00 in cash (the “Cash Consideration”) and 0.5308 (the “Exchange Ratio”) of a share of PacWest’s common stock, par value $0.01 per share (“PacWest Common Stock”, and such consideration, the “Stock Consideration”, and together with the Cash Consideration, the “Merger Consideration”). For each fractional share that would have otherwise been issued, PacWest will pay cash in an amount equal to such fraction multiplied by $48.92 (the “Average Closing Price”), which was the volume weighted average price of shares of PacWest Common Stock as quoted on NASDAQ over the 20 consecutive trading days ended on October 13, 2017.

In addition, each outstanding option to acquire shares of Company Common Shares (a “Company Option”) was cancelled and entitled the holder to receive an amount in cash equal to the product of (i) the total number of Company Common Shares subject to such Company Option and (ii) the excess, if any, of (A) (1) the Cash Consideration plus (2) the product of the Average Closing Price and the Exchange Ratio, over (B) the exercise price per Company Common Share under such Company Option, less any applicable taxes required to be withheld with respect to such payment.

Any vesting conditions applicable to outstanding restricted share awards and restricted stock units under the Company’s equity incentive plans were automatically accelerated in full and entitled the holder of such awards or units to receive the Merger Consideration, less any applicable taxes required to be withheld with respect to such vesting.

As a result of the Merger, PacWest will deliver approximately $224 million in cash and approximately 9.3 million shares of PacWest Common Stock to the former holders of Company Common Shares.  Former holders of Company Common Shares as a group have the right to receive shares of PacWest Common Stock in the Merger constituting approximately 7% of the outstanding shares of PacWest Common Stock immediately after the Merger. As a result, holders of PacWest Common Stock immediately prior to the Merger, as a group, own approximately 93% of the outstanding shares of PacWest Common Stock immediately after the Merger.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 7, 2017, which is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 20, 2017, the Company notified the NASDAQ Capital Market (“NASDAQ”) that trading in the Company Common Shares should be halted prior to market open on October 23, 2017, and that the listing of the Company Common Shares should be removed. The Company has requested that NASDAQ file a notification of removal from listing of the Company Common Stock on Form 25 with the Securities and Exchange Commission.  The Company intends to file a Form 15 with respect to the Company Common Shares requesting the deregistration of the Company Common Shares under Section 12 of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 2.01 and Item 3.01 is incorporated into this Item 3.03 by reference.

Item 5.01. Changes in Control of Registrant.

The information set forth under Item 2.01 is incorporated into this Item 5.01 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 20, 2017, effective upon the consummation of the Merger, the Company’s directors and executive officers ceased serving in such capacities.

Item 8.01. Other Events.

On October 23, 2017, PacWest issued a press release announcing the completion of the Merger. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of April 5, 2017, between PacWest Bancorp and CU Bancorp (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 7, 2017 and incorporated herein by reference).

99.1	Press Release, dated October 23, 2017 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by PacWest Bancorp on October 23, 2017).

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of April 5, 2017, between PacWest Bancorp and CU Bancorp (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 7, 2017 and incorporated herein by reference).

99.1	Press Release, dated October 23, 2017 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by PacWest Bancorp on October 23, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACWEST BANCORP, AS SUCCESSOR TO CU BANCORP

Date: October 23, 2017	By:	/s/ Kori L. Ogrosky
	Name:	Kori L. Ogrosky
	Title:	EVP, General Counsel & Corporate Secretary